Exhibit 10.11

RECORDING REQUESTED BY AND	)
WHEN RECORDED MAIL TO:	)
Jones Day	)
3161 Michelson Drive, Suite 800)
Irvine, California 92612)
Attn: Carol Su	)

Space Above for Recorder’s Use
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.
AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT
AND FIXTURE FILING
(Sterling Plaza)
This Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (this “Amendment”) is made as of November 3, 2021, by and between KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Grantor”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (“Administrative Agent”) for itself and the other lenders from time to time party to the Loan Agreement described below (individually, a “Lender” and collectively, the “Lenders”).
Factual Background
A.Pursuant to that certain Loan Agreement, dated as of November 3, 2017, by and among Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII One Washingtonian, LLC, a Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, KBSIII Legacy Town Center, LLC, a Delaware limited liability company, and KBSIII 500 West Madison, LLC, a Delaware limited liability company (collectively, “Original Borrower”), Lenders and Administrative Agent, as modified by a Loan Extension and Modification Agreement, dated as of November 3, 2020 (as modified, the “Original Loan Agreement”), Lenders agreed to make a loan to Original Borrower (the “Loan”). KBSIII One Washingtonian, LLC, a Delaware limited liability company, and KBSIII 500 West Madison, LLC, a Delaware limited liability company, have been released from their respective obligations under the Original Agreement, and neither remains a “Borrower” thereunder, nor shall either be deemed a “Borrower” hereunder or under the Deed of Trust (as defined below).

B.The Loan is presently evidenced by certain promissory notes issued pursuant to the Original Loan Agreement in the aggregate principal amount of One Billion Ten Million Dollars ($1,010,000,000) (collectively, the “Existing Notes”). The Existing Notes, and all substitutions therefor and replacements thereof, are secured by, among other things, that Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Sterling Plaza) (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the “Deed of Trust”), dated as of November 3, 2017, from Grantor to PRLAP, Inc., Trustee, for the benefit of Administrative Agent, covering certain property in Dallas County, Texas more particularly described on Exhibit A attached hereto (the “Property”), which Deed of Trust was recorded on November 6, 2017 in the Official Records of Dallas County, Texas (the “Official Records”) as Document No. 201700312309.
C.Concurrently herewith, Administrative Agent and certain other lenders (each a “Lender” and collectively, “Lenders”), and Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, and KBSIII Legacy Town Center, LLC, a Delaware limited liability company (each, a “Borrower” and, collectively, “Borrowers”), are entering into that certain Amended and Restated Loan Agreement, dated as of the date hereof (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Loan Agreement”), pursuant to which Borrowers, Lenders and Administrative Agent have agreed to amend and restate their respective rights, duties and obligations under the Original Loan Agreement in accordance with the terms thereof.
D.As a condition to the effectiveness of the Loan Agreement, Grantor and Administrative Agent desire to amend the Deed of Trust to, among other things provide that the obligations of Grantor secured under the Deed of Trust shall include, without limitation, the obligations of Grantor under the Original Loan Agreement, as amended and restated by the Loan Agreement.
Agreement
Therefore, the parties hereto agree as follows:
1.The definitions of the following terms set forth in Article I of the Deed of Trust are hereby amended to read as follows:
“’Borrower’ means individually and collectively, Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, and KBSIII Legacy Town Center, LLC, a Delaware limited liability company.
“’Loan Agreement’ means the Amended and Restated Loan Agreement, dated as of November 3, 2021, among Borrower, Administrative Agent and Lenders, which sets forth, among other things, the terms and conditions upon which the proceeds of the Loan will be disbursed, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.”
“’Note’ or ‘Notes’ mean (i) one or more promissory notes made by Borrower and payable to the order of each of the Lenders in the aggregate face principal amount of Six Hundred Thirteen Million Two Hundred Thousand and No/100 Dollars ($613,200,000.00), and each bearing interest as provided in the Loan Agreement, and (ii) all other promissory notes given in substitution thereof or in modification, supplement, increase, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified. Additionally, the Notes provide that the principal balance evidenced thereby shall bear interest at a floating rate of interest subject to change from time to time.”
2.The Deed of Trust is modified to secure payment and performance of Grantor’s obligations under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), as amended and modified to date, in addition to all other obligations described therein. In all other respects, the Deed of Trust shall remain unmodified and in full force and effect.
3.The provisions of Section 9.13 of the Deed of Trust are, by this reference, incorporated into the terms of this Agreement as if fully set forth herein.
4.This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.This Amendment shall be governed by the laws of the State of Texas, without regard to the choice of law rules of that State.
[Signatures Appear on Following Page]

IN WITNESS WHEREOF, this Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing is executed by the parties hereto as of the date first written above.

GRANTOR

KBSIII STERLING PLAZA, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VIII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
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ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On October 27, 2021 before me, Jessica Nicole Castilla, Notary Public
(insert name and title of the officer)
personally appeared Charles J. Schreiber, Jr. ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Jessica Nicole Castilla (Seal)

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By: /s/ Kevin McLain
Name:    Kevin McLain
Title:    Senior Vice President
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ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California County of ORANGE

On 11/01/2021 before me, DULCE HANSEN , Notary Public,
(insert name and title of the officer)

personally appeared KEVIN MCLAIN who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Dulce Hansen (Seal)

EXHIBIT A
Legal Description
REAL PROPERTY IN THE CITY OF DALLAS, COUNTY OF DALLAS, STATE OF TEXAS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
TRACT 1: Fee
BEING LOTS 11, 12, 13, 14 AND 15, BLOCK 3/5625 OF PRESTON SQUARE ADDITION, AN ADDITION TO THE CITY OF DALLAS, DALLAS COUNTY, TEXAS, ACCORDING TO THE MAP THEREOF RECORDED IN VOLUME 9, PAGE 159, MAP RECORDS, DALLAS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEING A TRACT OF LAND SITUATED IN THE ANDREW J. MANNING SURVEY, ABSTRACT NO, 948, CITY OF DALLAS, DALLAS COUNTY, TEXAS; SAID TRACT BEING ALL OF LOTS 11 THROUGH 15, DALLAS CITY BLOCK NO. 3/5625 OF THE PRESTON SQUARE ADDITION, AN ADDITION TO THE CITY OF DALLAS AS RECORDED IN VOLUME 9, PAGE 159, MAP RECORDS, DALLAS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A 1/2-INCH IRON ROD FOUND IN THE NORTH RIGHT-OF-WAY LINE OF SHERRY LANE (A 50-FOOT RIGHT-OF-WAY); SAID IRON ROD BEING NORTH 89 DEGREES 48 MINUTES 00 SECONDS EAST, AND A DISTANCE OF 203.61 FEET FROM THE EAST RIGHT-OF-WAY LINE OF LOMO ALTO DRIVE (A 50-FOOT RIGHT-OF-WAY); SAID POINT ALSO BEING THE SOUTHWEST CORNER OF SAID LOT 11; SAID POINT ALSO BEING THE SOUTHEAST CORNER OF LOT 10, BLOCK 3/5625 OF SAID PRESTON SQUARE ADDITION;
THENCE, NORTH 00 DEGREES 06 MINUTES 00 SECONDS EAST, LEAVING THE NORTH RIGHT-OF-WAY LINE OF SAID SHERRY LANE AND ALONG THE COMMON PROPERTY LINE BETWEEN LOTS 10 & 11, A DISTANCE OF 195.10 FEET TO A 5/8 INCH IRON ROD WITH “GSES, INC., RPLS 4804” CAP SET FOR CORNER IN THE SOUTH RIGHT-OF-WAY LINE OF A 15-FOOT ALLEY; SAID POINT BEING THE NORTHEAST CORNER OF SAID LOT 10 AND THE NORTHWEST CORNER OF LOT 11;
THENCE, NORTH 89 DEGREES 48 MINUTES 00 SECONDS EAST, ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID 15-FOOT ALLEY, A DISTANCE OF 465.00 FEET TO AN “+” CUT IN CONCRETE SET IN THE WEST LINE OF LOT 1-A OF LUTHER SQUARE ADDITION, AN ADDITION TO THE CITY OF DALLAS AS RECORDED IN VOLUME 79119, PAGE 580, MAP RECORDS, DALLAS COUNTY, TEXAS; SAID POINT BEING THE NORTHEAST CORNER OF SAID LOT 15;
THENCE, SOUTH 00 DEGREES 06 MINUTES 00 SECONDS WEST, ALONG THE COMMON PROPERTY LINE BETWEEN SAID LOTS 15 AND 1-A, A DISTANCE OF 195.10 FEET, TO AN “+” CUT IN CONCRETE FOUND FOR CORNER IN THE NORTH RIGHT-OF-WAY LINE OF SAID SHERRY LANE;
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THENCE, SOUTH 89 DEGREES 48 MINUTES 00 SECONDS WEST, ALONG THE NORTH RIGHT-OF-WAY LINE OF SAID SHERRY LANE, A DISTANCE OF 465.00 FEET TO THE POINT OF BEGINNING, CONTAINING 90,720 SQUARE FEET, OR 2.0827 ACRES, MORE OR LESS, OF LAND.
TRACT 2: Non-Exclusive Easement Estate
ACCESS EASEMENT AND SIGN EASEMENT AS CREATED BY THAT CERTAIN EASEMENT AND MAINTENANCE AGREEMENT DATED DECEMBER 21, 1994, EXECUTED BY 5900 LUTHER LANE, LTD., A TEXAS LIMITED PARTNERSHIP, TO ZML-STERLING PLAZA LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, RECORDED IN VOLUME 95005, PAGE 6418, OVER AND ACROSS THE TRACTS OF LAND DESCRIBED ON EXHIBIT “C” AND EXHIBIT “D” OF SAID AGREEMENT.
FOR INFORMATIONAL PURPOSES ONLY:
5949 Sherry Lane, Dallas, Texas 75225
Tax ID No. 00000422710000000
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